UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2021

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 West 55th Street,
New York, NY 10019

(Address of Principal Executive Offices/Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbol(s)	which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed for the purpose of establishing Macquarie Infrastructure Holdings, LLC, a Delaware limited liability company (“MIH” or the “Company”) as the successor issuer to Macquarie Infrastructure Corporation, a Delaware corporation (the “Predecessor” or “MIC Corp”) with respect to MIH’s Common Units (as defined below) pursuant to Rule 12g3-(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters, including the consummation of the Merger (as defined below). Pursuant to Rule 12g3-(a) under the Exchange Act, such Common Units are deemed registered under Section 12(b) of the Exchange Act.

On September 22, 2021, the Predecessor completed a Reorganization (as defined below) pursuant to which a wholly owned subsidiary of MIH merged with and into the Predecessor (the “Merger”), resulting in the Predecessor becoming a wholly-owned subsidiary of MIH. MIH is the successor corporation resulting from the Merger.

In connection with the consummation of the Merger, the Common Units have been approved for listing on the New York Stock Exchange (“NYSE”), and will commence trading on September 23, 2021 on an uninterrupted basis under the trading symbol “MIC” and with CUSIP 55608B105.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 22, 2021, the Predecessor completed the Merger in accordance with the agreement and plan of merger, dated March 30, 2021 (the “Merger Agreement”), by and among the Predecessor, MIH and Plum Merger Sub, Inc. a Delaware corporation and a wholly-owned subsidiary of MIH (“Merger Sub”), pursuant to which Merger Sub merged with and into the Predecessor, with the Predecessor continuing as the surviving entity and as a wholly-owned subsidiary of the Company. At the effective time of the Merger, each outstanding share of the Predecessor’s common stock, par value $0.001 per share (the “Common Stock”) was converted into MIH common units (the “Common Units”) on a one-for-one basis without an exchange of certificates. Consequently, MIH replaced the Predecessor as the publicly traded company. Stock certificates previously representing shares of Common Stock represent the same number of Common Units after the Merger. The limited liability company interests of MIH outstanding immediately prior to the Merger were cancelled. The Merger Agreement was adopted by MIC Corp’s stockholders at a special meeting of the stockholders held on May 6, 2021.

Following the consummation of the Merger, MIC Ohana Corporation, a direct subsidiary of the Predecessor distributed all of the limited liability company interests in MIC Hawaii Holdings, LLC (“MIC Hawaii”) to the Predecessor, and the Predecessor in turn distributed such limited liability company interests to MIH (these distributions, the “Hawaii distribution” and, together with the Merger, the “Reorganization”). MIC Hawaii holds the businesses comprising the Predecessor’s MIC Hawaii business segment.

As a result of the Merger, MIH became the successor issuer to the Predecessor with respect to the Predecessor’s Common Stock pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act.

In connection with the consummation of the Merger, the Common Units have been approved for listing on the NYSE and will commence trading on September 23, 2021 under the trading symbol “MIC” and with CUSIP “55608B105.”

Pursuant to the Merger Agreement and the LLC Agreement, MIH assumed all obligations of the Predecessor under the Predecessor’s 2014 Independent Directors Equity Plan and 2016 Omnibus Employee Incentive Plan Stock (collectively, the “Plans”). In accordance with Rule 414 under the Securities Act, following the filing of this Form 8-K, MIH will also file a post-effective amendment to the Predecessor’s registration statements on Form S-8 (File Nos. 333-204249 and 333-213139) (the “Form S-8 POS”) to adopt said Form S-8 Registration Statements pursuant to Rule 414. The Common Stock that was issuable under the Plans was automatically converted on a one-for-one basis into Common Units, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now Common Units.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Predecessor notified the NYSE that each share of Common Stock of the Predecessor issued and outstanding immediately prior to the Merger would be converted on a one-for-one basis into one Common Unit of the Company. The Predecessor requested that the NYSE (i) suspend trading in the Predecessor’s Common Stock as of the open of business on September 23, 2021, and (ii) file with the Commission an application on Form 25 to report that the Predecessor’s Common Stock are no longer listed on the NYSE. On September 23, 2021, (i) the NYSE will suspend trading of the Predecessor’s Common Stock prior to the open of business, and (ii) the Common Units will commence trading on the NYSE on an uninterrupted basis under the trading symbol “MIC.” The Predecessor intends to file with the Commission a Form 15 under the Exchange Act, requesting the suspension of the Predecessor’s reporting obligations under the Exchange Act with respect to such Common Stock.

Item 3.03	Material Modification to the Rights of Security Holders

Upon the consummation of the Merger, each issued and outstanding share of Common Stock of the Predecessor was converted into one Common Unit of the Company.

On September 22, 2021, upon consummation of the Merger, MIH adopted an amended and restated limited liability company agreement (the “LLC Agreement”). The LLC Agreement is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

Effective September 22, 2021, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Merger.

A copy of the Restated Certificate is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective September 22 2021, the Company adopted an amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Merger.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 8.01	Other Events

On September 22, 2021, the Company announced that it completed the Reorganization. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 30, 2021, by and among the Predecessor, MIH and Merger Sub (incorporated by reference to Exhibit 2.1 of MIH’s Registration Statement on Form S-4, filed February 17, 2021 (File No. 333-253193)

3.1*	Amended and Restated Certificate of Incorporation of MIC Corp

3.2*	Amended and Restated by-laws of MIC Corp

99.1*	Press Release dated September 22, 2021

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MIC Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Corporation

Date: September 22, 2021	By:	/s/ Christopher Frost
	Name:	Christopher Frost
	Title:	Chief Executive Officer